Exhibit 99.1

Virgin Galactic Announces Third Quarter 2026 Financial Results and Provides Business Update

•	First Glide Flight with Lead Spaceship, Apeiron, Expected in January, and First Commercial Spaceflight Expected Early Q2 2027

•	Second Spaceship Expected to Begin Commercial Spaceflight in Late Q2/Early Q3 2027

•	New High-Cadence Launch Hangar and Fueling Infrastructure (Planned Opening in 2H 2028) Expected to Increase Spaceflight Capacity by 20% to 150 Spaceflights Per Year

•	100+ Astronauts Begin Preparations for Upcoming Spaceflights, While Limited Availability of Spaceflight Expedition Bookings Opened at $850k Per Seat

ORANGE COUNTY, CALIFORNIA – November 12, 2026 – Virgin Galactic Holdings, Inc. (NYSE: SPCE) (“Virgin Galactic” or the “Company”) today announced its financial results for the third quarter ended September 30, 2026, and provided a business update.

“Spaceship Apeiron’s arrival at Spaceport America shifts our focus towards operational readiness, as we now prepare for flight test and the launch of commercial spaceflight,” said Michael Colglazier, Chief Executive Officer of Virgin Galactic. “With our second spaceship on track to join Apeiron and Eve in late Q2/early Q3 2027, we have initiated near-term growth projects expected to increase capacity from this initial fleet to a rate of 150 spaceflights per year by the end of 2028.”

Third Quarter 2026 Financial Highlights

•	Cash, cash equivalents and marketable securities total $184 million as of September 30, 2026.

•	Revenue of $0.4 million, consistent with the third quarter of 2025, attributable to access fees related to future astronauts and a future astronaut event.

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GAAP total operating expenses of $59 million, compared to $67 million in the third quarter of 2025. Non-GAAP total operating expenses of $49 million in the third quarter of 2026, compared to $58 million in the third quarter of 2025.

•	Net loss of $59 million, compared to a $64 million net loss in the third quarter of 2025, with the improvement primarily driven by lower operating expenses in 2026.

•	Adjusted EBITDA totaled $(47) million, compared to $(53) million in the third quarter of 2025, with the improvement primarily driven by lower operating expenses in 2026.

•	Net cash used in operating activities totaled $58 million, compared to $56 million in the third quarter of 2025.

•	Cash paid for capital expenditures totaled $41 million, compared to $51 million in the third quarter of 2025.

•	Free cash flow totaled $(99) million, compared to $(108) million in the third quarter of 2025.

Business Updates

•	Completed construction of the rocket motor production facility within the Spaceship Factory in Arizona, with final occupancy approval pending. Preparations for assembly-line production are underway.

•	Began booking limited tranche of Spaceflight Expeditions at $850,000 per seat.

Financial Guidance

The following forward-looking statements reflect our expectations for the fourth quarter of 2026 as of November 12, 2026 and are subject to substantial uncertainty. Our results are based on assumptions that we believe to be reasonable as of this date, but may be materially affected by many factors, as discussed below in “Forward-Looking Statements.”

•	Free cash flow for the fourth quarter of 2026 is expected to be in the range of $(80) million to $(90) million.

Non-GAAP Financial Measures

In addition to the Company’s results prepared in accordance with generally accepted accounting principles in the United States (GAAP), the Company is also providing certain non-GAAP financial measures. A discussion regarding the use of non-GAAP financial measures and a reconciliation of such measures to the most directly comparable GAAP information is presented later in this press release.

Conference Call Information

Virgin Galactic will host a conference call to discuss the results at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) today. To access the conference call, parties should dial +1 800-715-9871 or +1 646-307-1963 and enter the conference ID number 8165984. The live audio webcast along with supplemental information will be accessible on the Company’s Investor Relations website at https://investors.virgingalactic.com/events-and-presentations/. A recording of the webcast will also be available following the conference call.

About Virgin Galactic

Virgin Galactic is dedicated to expanding the boundaries of human possibility. Through its spaceflight expeditions, the company offers people a profound new perspective on our planet and their own potential, while enabling scientific discovery and supporting strategic government missions. Virgin Galactic combines world-class aerospace engineering with thoughtfully designed astronaut experiences and a scalable spaceline operating model. Its reusable, air-launched Spaceships are designed to make spaceflight safe, repeatable, operationally efficient, and increasingly accessible, advancing a long-term vision of opening space to millions for extraordinary purposes. Learn more at www.virgingalactic.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding our spaceflight systems, our planned timeline for testing, glide flights and commercial service using our Spaceships, our growth projects and their anticipated benefits, the planned opening of our high-cadence launch hangar and fueling infrastructure and the timing and benefits thereof, including increased spaceflight capacity, our plans for our rocket motor production facility, our objectives for future operations, growth plans and the Company’s financial forecasts, including our expected free cash flow in the fourth quarter of 2026, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “strategy,” “future,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to any delay in future commercial flights of our spaceflight fleet, our ability to successfully develop and test our next generation vehicles, and the time and costs associated with doing so, our expected capital requirements and the availability of additional financing, and the other factors, risks and uncertainties included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at www.virgingalactic.com, which could cause our actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

Third Quarter 2026 Financial Results

VIRGIN GALACTIC HOLDINGS, INC.

Condensed Consolidated Statements of Operations and Comprehensive Loss

(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Revenue	$427	$365	$788	$1,232
Operating expenses:
Spaceline operations	28,272	19,497	86,094	54,529
Research and development	2,567	14,952	13,618	68,383
Selling, general and administrative	24,493	27,965	78,600	90,365
Depreciation and amortization	4,089	4,117	11,988	12,511

Total operating expenses	59,421	66,531	190,300	225,788

Operating loss	(58,994)	(66,166)	(189,512)	(224,556)
Interest income	1,979	4,966	7,076	18,013
Interest expense	(1,732)	(3,250)	(5,554)	(9,737)
Gain on extinguishment of debt	—	—	8,639	—
Other income, net	21	33	81	107

Loss before income taxes	(58,726)	(64,417)	(179,270)	(216,173)
Income tax expense	30	—	90	11

Net loss	(58,756)	(64,417)	(179,360)	(216,184)
Other comprehensive loss:
Foreign currency translation adjustment	1	(6)	(9)	12
Unrealized gain (loss) on marketable securities	9	239	(57)	(71)

Total comprehensive loss	$(58,746)	$(64,184)	$(179,426)	$(216,243)

Net loss per share:
Basic and diluted	$(0.39)	$(1.09)	$(1.57)	$(4.61)

Weighted-average shares outstanding:
Basic and diluted	151,596	59,252	114,209	46,865

VIRGIN GALACTIC HOLDINGS, INC.

Condensed Consolidated Balance Sheets

(In thousands)

	September 30, 2026	December 31, 2025
Assets
Current assets:
Cash and cash equivalents	$144,007	$144,727
Restricted cash	31,293	30,988
Marketable securities	8,991	162,313
Other current assets	26,022	34,870

Total current assets	210,313	372,898
Property, plant and equipment, net	500,329	388,730
Other non-current assets	36,381	41,551

Total assets	$747,023	$803,179

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$17,886	$15,163
Current portion of long-term debt	30,098	47,830
Customer deposits	80,460	78,535
Other current liabilities	52,557	67,795

Total current liabilities	181,001	209,323
Non-current liabilities:
Long-term debt	186,242	276,362
Other long-term liabilities	36,278	43,530

Total liabilities	403,521	529,215

Stockholders’ Equity
Common stock	15	7
Additional paid-in capital	3,274,560	3,025,604
Accumulated deficit	(2,931,139)	(2,751,779)
Accumulated other comprehensive income	66	132

Total stockholders’ equity	343,502	273,964

Total liabilities and stockholders’ equity	$747,023	$803,179

VIRGIN GALACTIC HOLDINGS, INC.

Condensed Consolidated Statements of Cash Flows

(In thousands)

	Nine Months Ended September 30,
	2026	2025
Cash flows from operating activities:
Net loss	$(179,360)	$(216,184)
Stock-based compensation	17,092	14,320
Depreciation and amortization	11,988	12,511
Gain on extinguishment of debt	(8,639)	—
Amortization of debt issuance costs	1,187	1,721
Accretion of marketable securities purchased at a discount	(1,149)	(5,380)
Other non-cash items	(11)	(18)
Change in operating assets and liabilities:
Other current and non-current assets	6,914	(4,393)
Accounts payable	977	5,014
Customer deposits	1,925	(4,295)
Other current and non-current liabilities	(12,643)	9,037

Net cash used in operating activities	(161,719)	(187,667)

Cash flows from investing activities:
Capital expenditures	(121,468)	(155,892)
Purchases of marketable securities	(72,081)	(306,754)
Proceeds from maturities and calls of marketable securities	226,499	492,505
Other investing activities	10	8

Net cash provided by investing activities	32,960	29,867

Cash flows from financing activities:
Payments of long-term debt	(11,170)	—
Payments of finance lease obligations	(179)	(154)
Proceeds from issuance of common stock pursuant to at-the-market offering	145,020	109,160
Transaction costs related to issuance of common stock pursuant to at-the-market offering	(3,748)	(3,179)
Other debt and equity transaction costs	(247)	—
Proceeds from issuance of common stock pursuant to employee stock purchase plan	476	—
Withholding taxes paid on behalf of employees on net settled stock-based awards	(1,808)	(118)

Net cash provided by financing activities	128,344	105,709

Net decrease in cash, cash equivalents and restricted cash	(415)	(52,091)
Cash, cash equivalents and restricted cash at beginning of period	175,715	210,885

Cash, cash equivalents and restricted cash at end of period	$175,300	$158,794

Cash and cash equivalents	$144,007	$128,789
Restricted cash	31,293	30,005

Cash, cash equivalents and restricted cash	$175,300	$158,794

Use of Non-GAAP Financial Measures

This press release references certain financial measures that are not prepared in accordance with GAAP, including non-GAAP total operating expenses, Adjusted EBITDA and free cash flow. The Company defines non-GAAP total operating expenses as total operating expenses other than stock-based compensation, depreciation and amortization, and legal settlement expense. The Company defines Adjusted EBITDA as earnings before interest expense, income taxes, depreciation and amortization, stock-based compensation, legal settlement expense, and gain on extinguishment of debt. The Company defines free cash flow as net cash provided by operating activities less capital expenditures. None of these non-GAAP financial measures is a substitute for or superior to measures prepared in accordance with GAAP and should not be considered as an alternative to any other measures derived in accordance with GAAP.

The Company believes that presenting these non-GAAP financial measures provides useful supplemental information to investors about the Company in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making. However, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently or may use other measures to calculate their financial performance, and therefore any non-GAAP measures the Company uses may not be directly comparable to similarly titled measures of other companies.

A reconciliation of total operating expenses to non-GAAP total operating expenses for the three and nine months ended September 30, 2026 and 2025, respectively, is set forth below (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Total operating expenses	$59,421	$66,531	$190,300	$225,788
Stock-based compensation	6,148	4,719	17,092	14,320
Depreciation and amortization	4,089	4,117	11,988	12,511
Legal settlement expense	—	(500)	—	2,375

Non-GAAP total operating expenses	$49,184	$58,195	$161,220	$196,582

A reconciliation of net loss to Adjusted EBITDA for the three and nine months ended September 30, 2026 and 2025, respectively, is set forth below (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Net loss	$(58,756)	$(64,417)	$(179,360)	$(216,184)
Interest expense	1,732	3,250	5,554	9,737
Income tax expense	30	—	90	11
Depreciation and amortization	4,089	4,117	11,988	12,511
Stock-based compensation	6,148	4,719	17,092	14,320
Legal settlement expense	—	(500)	—	2,375
Gain on extinguishment of debt	—	—	(8,639)	—

Adjusted EBITDA	$(46,757)	$(52,831)	$(153,275)	$(177,230)

The following table reconciles net cash used in operating activities to free cash flow for the three and nine months ended September 30, 2026 and 2025, respectively (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Net cash used in operating activities	$(58,046)	$(56,303)	$(161,719)	$(187,667)
Capital expenditures	(41,095)	(51,484)	(121,468)	(155,892)

Free cash flow	$(99,141)	$(107,787)	$(283,187)	$(343,559)

The Company has not provided a reconciliation of forward-looking free cash flow to the most directly comparable GAAP financial measures because such a reconciliation is not available without unreasonable efforts, due to the variability of these items and/or the fact that there is substantial uncertainty associated with predicting any future adjustments that the Company may make to its GAAP financial measures in calculating such non-GAAP financial measures.

For media inquiries:

Aleanna Crane - Vice President, Communications

news@virgingalactic.com

575.800.4422

For investor inquiries:

Ken Michaels – Vice President

vg-ir@virgingalactic.com

949.774.7640